EXHIBIT     DESCRIPTION

EX-99.B1 a)Amended Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 16 filed on July 28, 1995.

            b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 19 to the Registration Statement, filed on March 12, 1997 (Accession No. 746458-97-000004).

            (c) Amendment to the Declaration of Trust dated May 23, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

EX-99.B2 Amended and Restated Bylaws dated May 17, 1995 are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17 filed on June 28, 1996 (Accession # 0000746458-96-000009).

EX-99.B4 a) Specimen copy of American Century - Benham Tax-Free Money Market Fund, American Century - Benham Intermediate-Term Tax-Free Fund and American Century - Benham Long-Term Tax-Free Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 10.

            b) Specimen copy of American Century - Benham Florida Municipal Money Market Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15.

            c) Specimen copy of American Century - Benham Florida Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15.

            d) Specimen copy of American Century - Benham Arizona Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15.

            e) Specimen copy of American Century - Benham Limited-Term Tax-Free Fund's share certificate is to be filed by amendment.

            f)Specimen copy of American Century - Benham High-Yield Municipal Fund's share certificate is to be filed by amendment.

EX-99.B5 Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to
            Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

EX-99.B6 Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed January 30, 1998 (Accession #757928-98-000002).

EX-99.B8 Custodian Agreement between American Century Investments (including American Century Municipal Trust), and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment #31 to the Registration Statement for American Century Government Income Trust, filed February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment #33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

EX-99.B10   Opinion and consent of counsel as to the legality of the  securities being registered, dated July 28, 1997 is incorporated herein by reference to Rule 24f-2 Notice filed on July 28, 1997 (Accession #
            0000746458-97-000009).

EX-99.B11   a)Consent  of  KPMG  Peat  Marwick  LLP,  independent  auditors,  is incorporated  herein by  reference  to Exhibit 11 of  Post-Effective
            Amendment No. 20 to the Registration Statement filed August 29, 1997
            (Accession No. 0000746458-97-000011).

            b)Consent of Baird, Kurtz & Dobson, independent auditors, is incorporated herein by reference to Exhibit 11 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

            c) Consent of Coopers & Lybrand L.L.P., independent accountants, is included herein.

EX-99.B16   a) Schedule for computation of each performance  quotation  provided
            in  response  to  Item  22  for  American   Century-Benham   Arizona
            Intermediate-Term  Municipal Fund, American  Century-Benham  Florida
            Municipal   Money   Market,    American    Century-Benham    Florida
            Intermediate-Term   Municipal  Fund,  and  American   Century-Benham
            Tax-Free  Money Market Fund is  incorporated  herein by reference to
            Exhibit 16 of  Post-Effective  Amendment No. 20 to the  Registration
            Statement     filed     August    29,    1997     (Accession     No.
            0000746458-97-000011).

            b) Schedule for computation of each performance quotation provided in response to Item 22 for American Century-Benham Limited-Term Tax-Free Fund, American Century-Benham Intermediate-Term Tax-Free Fund, and American Century-Benham Long-Term Tax-Free Fund are included herein.

EX-99.B17   Power of Attorney dated January 15, 1998 is included herein.

EX-27.5.1   FDS - American Century - Benham Intermediate-Term Tax-Free Fund.

EX-27.5.2   FDS - American Century - Benham Long-Term Tax-Free Fund.

EX-27.5.3   FDS - American Century - Benham Limited-Term Tax-Free Fund.